Prudential Investment Portfolios 3

Prudential Real Assets Fund

Prudential Investment Portfolios 5

Prudential Small-Cap Value Fund

Prudential Investment Portfolios, Inc.

Prudential Jennison Equity Opportunity Fund

Prudential Investment Portfolios, Inc. 14

Prudential Floating Rate Income Fund

Prudential Investment Portfolios, Inc. 15

Prudential Short Duration High Yield Income Fund

Prudential World Fund, Inc.

Prudential Jennison Global Opportunities Fund

The Target Portfolio Trust

Target Small Capitalization Value Portfolio

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Supplement dated August 25, 2014 to the current Summary Prospectus, Prospectus and Statement of Additional Information of each of the funds named above, each a “Fund” and together the “Funds.”

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Over the next few months, Class Q shares will become available for select Prudential Investments mutual funds, coinciding with each Fund’s fiscal year-end updates.

Listed below are the Funds that will offer Class Q shares with their tentative effective dates:

Fund Name	Effective Date:
Prudential Small-Cap Value Fund	On or about September 25, 2014
Target Small Capitalization Value Portfolio	On or about September 25, 2014
Prudential Short Duration High Yield Income Fund	On or about October 27, 2014
Prudential Jennison Equity Opportunity Fund	On or about November 25, 2014
Prudential Jennison Global Opportunities Fund	On or about December 22, 2014
Prudential Floating Rate Income Fund	On or about April 27, 2015
Prudential Real Assets Fund	On or about April 27, 2015

This supplement is not an offer to sell Class Q shares of the Funds and we may not sell Class Q shares until the registration statements filed with the Securities and Exchange Commission related to the shares are effective.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

 LR617